WARF Agreement #: 11-00206

LICENSE AGREEMENT
This Agreement is made effective the 6th day of June, 2012 ("Effective Date"), by and between the Wisconsin Alumni Research Foundation ("WARF"), a nonprofit Wisconsin corporation, and Cellular Dynamics International, Inc. ("Licensee"), a corporation organized and existing under the laws of Wisconsin.
WHEREAS, WARF owns or holds certain intellectual property rights to the inventions described in the Licensed Patents defined below;
WHEREAS, WARF has granted to (****) an exclusive license under the Licensed Patents in Appendices B-1, and B-5 in certain fields covering Therapeutic Products and Diagnostic Products, as well as a non-exclusive license under certain Licensed Patents for Research Products (all defined below), which may prohibit WARF from granting Licensee any rights outside those granted in this Agreement;
WHEREAS, WARF entered into an Industry Research Products License with Licensee effective November 22, 2006, i.e., Agreement No. 05-W272, an Exclusive and Non-exclusive License Agreement with iPS Cells, Inc. effective June 27, 2008, i.e., Agreement No. 08-0380, and a Commercial Products License with Stem Cell Products, Inc. effective December 21, 2007, i.e., Agreement No. 08-0104A;
WHEREAS, iPS Cells, Inc. and Stem Cell Products, Inc., subsequent to entering into the above-referenced agreements, merged with Licensee and Licensee desires to consolidate the license agreements and WARF is willing to grant to Licensee such a license under the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties covenant and agree as follows:
Section 1.    Definitions.
For the purposes of this Agreement, the Appendix A definitions will apply.
Section 2.    Grant.
A.    License.
(i)WARF hereby grants Licensee a world-wide, non-exclusive license under the Licensed Patents to make, use and receive Licensed Materials and Reprogrammed iPS Cells for use in Internal Research.
(ii)Subject to the terms of Section 2B, WARF hereby grants Licensee a world-wide, exclusive license under the Licensed Patents listed in Appendix B-1 to make, use, sell, offer for sale, and import Research Products in the B-1 Licensed Field.
(iii)Subject to the terms of Section 2B, WARF hereby grants Licensee a world-wide, exclusive license under the Licensed Patents listed in Appendix B-2 to make, use, sell, offer for sale, and import Therapeutic Products in the B-2 Licensed Field.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

(iv)Subject to the terms of Section 2B, WARF hereby grants Licensee a world-wide, exclusive license under the Licensed Patents listed in Appendix B-3 to make, use, sell, offer for sale, and import Products in the B-3 Licensed Field; provided, however, that WARF hereby reserves the right to grant to third parties nonexclusive licenses under the Licensed Patent listed in Appendix B-3 as B-3A to make, use and receive Licensed Materials and Reprogrammed iPS Cells for use in internal research.
(v)Subject to the terms of Section 2B, WARF hereby grants Licensee a world-wide, exclusive license under the Licensed Patents listed in Appendix B-4 to make, use, sell, offer for sale, and import Therapeutic Products in the B-4 Licensed Field. For clarity, the sole patent considered in Appendix B-4 and subject to the exclusivity granted in this Section 2A(v) is also subject to the non-exclusive grant in Section 2A(vi) as such patent is also listed in Appendix B‑5.
(vi)WARF hereby grants Licensee a world-wide, non-exclusive license under the Licensed Patents listed in Appendix B-5 to make, use, sell, offer for sale, and import Research Products in the B-5 Licensed Field.
B.    Sublicenses.
(i)Sublicensing of Exclusive Licenses.
Licensee may grant written, non-exclusive sublicenses, without the right to further sublicense, to third parties solely under Sections 2A(ii), (iii) (iv) and (v) above.
Any agreement granting a sublicense will contain terms and conditions no less restrictive than those set forth in this Agreement and will state that the sublicense is subject to the termination of this Agreement. Licensee will have the same responsibility for the activities of any sublicensee as if the activities were directly those of Licensee. Licensee will provide WARF with the name, contact information and address of each sublicensee, as well as information regarding the number of full-time employees of any such sublicensee to allow WARF to determine whether it can maintain its small entity filing status for patent prosecution and maintenance purposes. Licensee will provide to WARF copies of each sublicense agreement and any amendments thereto within thirty (30) days of executing a sublicense.
(ii)Mandatory Sublicensing.
In the event that WARF receives a bona fide written solicitation from a third party who wishes to license any of the Licensed Patents identified in Appendix B-3 to develop a Product in which Licensee has not provided WARF sufficient evidence that it is actively developing in (hereinafter "Third Party Field"), then WARF will deliver to the Licensee, or cause the third party to deliver to the Licensee, a written notice ("Notice") including without limitation: (i) the third party's bona fide intention to license the Licensed Patents listed in Appendix B-3 to develop and create Products incorporating or derived from the Licensed Patents listed in Appendix B-3 in the Third Party Field, (ii) a description of the Product the third party intends to develop and the indication, application or subfield for which the Product would cover, and (iii) the name and address of the third party if WARF is able to do so.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

Licensee will exercise one of the following options within ninety (90) days of Licensee's receipt of the Notice: (a) Demonstrate to WARF's reasonable satisfaction by submission of a Development Plan inclusive of research and commercial milestones that Licensee is undertaking an active research and development program for the development and commercialization of the Licensed Patents listed in Appendix B-3 in the Third Party Field and, if sufficient, such milestones will be added to this Agreement as additional diligence requirements; or (b) Offer to grant a sublicense to such soliciting third party in the Third Party Field on commercially reasonable and non-discriminatory license terms; should Licensee pursue 2B(ii)(b), Licensee will have an additional one hundred twenty (120) days to execute a sublicense.
In the event Licensee declines or, within ninety (90) days of notification to Licensee by WARF, fails to proceed under (a) or (b) above, or fails to timely execute a sublicense under (b) above, WARF may directly grant a license to such third party to any Licensed Patent listed in Appendix B-3 in the Third Party Field for the benefit of WARF. The provisions of this Section B(ii) shall not apply to Licensed Patents listed in Appendix B-3B provided that before the end of the calendar year 2012, Licensee has made episomal reprogramming using the Licensed Patents in Appendix B-3B generally available to the research community on commercially reasonable terms and fees. Licensee currently intends to market, through a distributor, a Reprogrammed iPS Cells kit covered by the Licensed Patents in Appendix B-3B that will provide details and reagents to purchasers for performing episomal reprogramming which will be paired with a licensing plan permitting free use by academic researchers and annual fee based research use by commercial entities, and such a plan would be considered making the technology generally available.
C.Restrictions and Limitations.
The licenses granted under this Agreement do not provide any right or license to: (i) grant any sublicenses under this Agreement to any third parties, other than as set forth in Section 2B; (ii) make, have made, use, sell, offer for sale, import or otherwise transfer Therapeutic Products or Diagnostic Products that use neural cells, cardiomyocytes or pancreatic islet cells, or their respective precursors, developed from and/or incorporating the Licensed Materials, or Derivative Materials (to avoid doubt, this subsection (ii) does not apply to Reprogrammed iPS Cells or materials made from them).
D.Reservation of Rights.
In addition to the United States Government Rights identified in Section 14, WARF hereby reserves the right to grant non-profit research institutions and governmental agencies nonexclusive licenses to practice and use the inventions of the Licensed Patents for Non- Commercial Research Purposes. WARF, the University of Wisconsin, and the inventors of the Licensed Patents shall have the right to publish any information included in the Licensed Patents.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

E.    License to WARF.
(i)Licensee hereby grants, and will require its sublicensee(s) to grant, to WARF a world-wide, non-exclusive, royalty-free, irrevocable, paid-up license, with the right to grant sublicenses, to the University of Wisconsin, the WiCell Research Institute and the Morgridge Institute for Research, to make, have made, use and otherwise practice Developments for Non-Commercial Research Purposes in organizations associated with either WARF or the University of Wisconsin.
(ii)In the event that Licensee and its sublicensee(s) discontinue the use or commercialization of the Licensed Patents and/or Developments (to the extent permitted under Section 2A), Licensee shall grant, and shall require its sublicensee(s) to grant, to WARF an option to obtain a non-exclusive, royalty-bearing license, with the right to grant sublicenses, to practice and use said Developments for commercial purposes. Licensee shall provide to WARF written notice that Licensee and its sublicensee(s) intend to discontinue such use or commercialization immediately upon making such a decision. WARF's option with respect to each Development shall expire sixty (60) days after WARF's receipt of said written notice from Licensee. The failure of WARF to timely exercise its option under this paragraph shall be deemed a waiver of WARF's option, but only with respect to the Development so disclosed.
Section 3.    Reporting.
A.Licensee has diligently developed, and now does manufacture, market and sell Research Products in the B-1, B-3, and B-5 Licensed Fields, and Licensee intends to develop Therapeutic Products relating to Reprogrammed iPS Cells in the B-2, B-3 and B-4 Licensed Fields, throughout the term of this Agreement.
B.Licensee agrees to make Development Reports to WARF, beginning in January 2012 and continuing until the Date of First Commercial Sale, of (a) a Research Product in the (****) lineage covered by the Licensed Patents listed in Appendix B-1; (b) a Research Product in the (****) lineage covered by the Licensed Patents listed in Appendix B1; (c) a Therapeutic Product covered by the Licensed Patents listed in Appendix B-2; (d) a Therapeutic Product made from Reprogrammed iPS Cells covered by the Licensed Patents listed in Appendix B-3; (e) a Research Product made from Reprogrammed iPS Cells covered by the Licensed Patents listed in B-3; and (f) a Therapeutic Product in the(****) lineage covered by the Licensed Patents listed in Appendix B-4; Licensee will provide WARF with a written Development Report for each of those six products summarizing Licensee's development activities since the last Development Report and any necessary adjustments to the Development Plan. Licensee agrees to provide each Development Report to WARF on or before thirty (30) days from the end of each semi-annual period ending June 30 and December 31 for which a report is due, and will set forth in each Development Report sufficient detail to enable WARF to ascertain Licensee's progress toward the requirements of the Development Plan. WARF reserves the right to audit Licensee's records relating to the development activities required hereunder. Such record keeping and audit procedures will be subject to the procedures and restrictions set forth in Section 6 for auditing the financial records of Licensee.
C.Licensee acknowledges that any failure by Licensee to reasonably implement the Development Plan, or to make timely submission to WARF of any Development Report, or the providing of any false information to WARF regarding Licensee's development activities hereunder, will be a material breach of the terms of this Agreement, subject to the right to cure under Section 7.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

D.Licensee further agrees to and warrants that it (or its sublicensees) will meet the following "Milestones" with respect to development of Therapeutic Products in the B-2, B-3, and B-4 Licensed Fields and financing:
(i)    Licensee (or its sublicensees) will reach the following Milestones with respect to the development of Therapeutic Products:
(a)(****)
(b)(****)
(c)(****)
(d)(****)
(e)(****)
(f)(****)
(ii)    Should Licensee miss, or conclude that it will miss, a Milestone set forth in Section 3D(i) of this Agreement, then Licensee shall inform WARF in writing and explain why a specific Milestone is missed or may be missed as soon as Licensee has missed, or concludes that it will miss, such Milestone. If any Milestone described in Section 3D(i)(a) or (b), (c) or (d), or (e) or (f) is or will be missed by more than one hundred and twenty (120) days, the exclusive license granted in Section 2A(iv) to the Licensed Patents identified on Appendix B-3, in Section 2A(iii) to the Licensed Patents identified on Appendix B-2, and in Section 2A(v) to the Licensed Patents identified on Appendix B-4, respectively, shall be converted to a nonexclusive license. If another Milestone described in Section 3D(i) (whether or not the first missed Milestone pertained to the same Appendix of Licensed Patents) is or will be missed by more than one hundred and twenty (120) days, then all exclusive licenses granted in Sections 2A to the Licensed Patents shall be converted to a non-exclusive license.
Section 4.    Consideration.
A.License Fee.
Licensee will pay to WARF a license fee of (****) dollars ($(****)), which will be paid within thirty (30) days of receiving an invoice for such fee from WARF, such invoice to be sent by WARF upon execution of this Agreement.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

B.Royalty.
(i)In addition to the Section 4A license fee, Licensee will pay to WARF, as "earned royalties," a royalty calculated as a percentage of the Selling Price of Products in accordance with the terms of this Agreement. The royalty is deemed earned as of the earliest of the date the Product is actually sold, leased or otherwise transferred, actually performed, for consideration, the date an invoice is sent by Licensee or its sublicensee(s), or the date a Product is transferred to a third party for any promotional reasons. With respect to Products sold by Licensee (or a third party (see definition of Selling Price)), the royalty rate will remain fixed while this Agreement is in effect and will be (****) percent ((****)%) of the Selling Price of Research Products and (****) percent ((****)%) of the Selling Price of all Products other than Research Products.
(ii)If Licensee is required to make payments to a third party (who is not an Affiliate) for a license or similar right to such third party's patents, in the absence of which right or license Licensee could not legally make, use or sell Products, then the royalty payable under this Section 4B will be reduced by (****) percent ((****)%) for each additional (****) percent ((****)%) of royalties payable to such third parties on that Product; provided, however, that the adjusted royalty rate to WARF will be no less than (****) percent ((****)%) of the applicable royalty rate payable to WARF under Section 4B of this Agreement for such Products, even in cases where Section 4B(iii) below also applies.
(iii)In the event that the sale, lease, or other transfer by Licensee of Products under this Agreement also requires payment to WARF of royalties under any other agreement between WARF and Licensee, the cumulative earned royalties owed to WARF for that Product under all such agreements will not exceed the single highest royalty as set forth in those agreements. Licensee will pay to WARF royalties under all such agreements individually and on a pro rata basis. (For example, if Licensee owes to WARF a (****) percent ((****)%) earned royalty under this Agreement and a (****) percent ((****)%) earned royalty under a separate agreement, the cumulative royalties owed to WARF will be (****) percent ((****)%), but will be paid proportionately under each agreement in payments of (****) percent ((****)%) under this Agreement and (****) percent ((****)%) on the other.)
C.    Sublicensing Royalties and Fees.
(i)With respect to sublicenses granted by Licensee under Section 2B, Licensee shall pay to WARF an amount equal to what Licensee would have been required to pay to WARF had Licensee sold the amount of Products sold by such sublicensee.
(ii)In addition, if Licensee receives any fees, minimum royalties, or other payments in consideration for any rights granted under a sublicense, or option to sublicense, or other similar rights, and such payments are not based directly upon the amount or value of Products sold by the sublicensee (hereinafter "Sublicense Fees"), then Licensee shall pay WARF (****) percent ((****)%) of such payments within thirty (30) days of receipt of such payments, and otherwise in the manner specified in Section 4G. Licensee shall not receive from its sublicensees anything of value in lieu of cash payments in consideration for any sublicense granted under this Agreement without the express prior written consent of WARF. No payments owed for Sublicense Fees shall be prorated, whether the sublicense to the Licensed Patents is bundled with other licenses or sublicenses or not, without WARF's written consent.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

D.    Minimum Royalty.
Starting in calendar year 2012, Licensee will pay to WARF a minimum royalty of (****) dollars ($(****)) per calendar year or part thereof during which this Agreement is in effect against which any earned royalty paid for the same calendar year will be credited. The minimum royalty for a given year will be due at the time payments are due for the calendar quarter ending on December 31. It is understood that the minimum royalties will apply on a calendar year basis, and that sales of Products requiring the payment of earned royalties made during a prior or subsequent calendar year will have no effect on the annual minimum royalty due WARF for any other given calendar year.
E.    Patent Fees and Costs.
(i)Licensee also agrees to reimburse WARF for (****) percent ((****)%) of all reasonable costs incurred by WARF in filing, prosecuting and maintaining the Licensed Patents listed on Appendix B-1, B-3 and B-4; ((****)%) of all reasonable costs incurred by WARF in filing, prosecuting and maintaining the Licensed Patents listed on Appendix B-2; and a fee of (****) dollars ($(****)) for costs incurred by WARF in filing, prosecuting and maintaining the Licensed Patents listed on Appendix B-5. Licensee will be billed quarterly and will pay amounts owed within thirty (30) days of receipt of an invoice from WARF.
(ii)WARF will maintain and continue to prosecute each patent application that is a Licensed Patent as of the Effective Date until WARF determines that continued prosecution is unlikely to result in the issuance of a patent in the country in which the application is filed.
(iii)Licensee may request, by written notice to WARF, that WARF file, maintain and/or prosecute foreign patent application(s) with respect to any invention subject to a Licensed Patent exclusively licensed to Licensee filed in the United States. Any such written notice will specify the country or countries, as may be the case, in which Licensee requests that the filing(s) are to be made, maintained and/or prosecuted by WARF. Promptly after WARF undertakes to file any patent application pursuant to Licensee's request, WARF will give written notice that it is doing so to Licensee. Licensee will reimburse WARF for (****) percent ((****)%) of all costs associated with preparing, filing and maintaining such filings in the manner provided in Section 4E(i) above. WARF will make, maintain and prosecute each and every patent application it files at Licensee's request pursuant to this Section 4E(iii) until WARF determines that continued prosecution is unlikely to result in the issuance of a patent in that country.
(iv)Licensee will have the right to review and comment on any significant prosecution actions and correspondences received pertaining to the filing, prosecution and maintenance of the Licensed Patents exclusively licensed to Licensee. WARF will forward a copy of such actions and correspondence to Licensee within (****) of their receipt by WARF. WARF shall review and consider in good faith the opinions and proposals submitted by Licensee if such opinions and proposals are provided to WARF within (****) from the date WARF provided the copy of the action or correspondence to Licensee.
(v)Interferences.
(****)1

_________________________________________
1 Two paragraphs of confidential information was redacted.

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(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

F.    Milestone Fees.
Licensee and each sublicensee shall pay to WARF the amounts detailed below within thirty (30) days of the achievement of the corresponding milestones for each Therapeutic Product in the B-2, B-3 and B-4 Licensed Fields.

Milestone	Milestone Fee
Milestone described in Section 3D(i)(a) of this Agreement	$(****)
Milestone described in Section 3D(i)(b) of this Agreement	$(****)
Milestone described in Section 3D(i)(c) of this Agreement	$(****)
Milestone described in Section 3D(i)(d) of this Agreement	$(****)
Milestone described in Section 3D(i)(e) of this Agreement	$(****)
Milestone described in Section 3D(i)(f) of this Agreement	$(****)
G.    Accounting; Payments.
(i)Amounts owing to WARF under Section 4B of this Agreement will be paid on a quarterly basis, with such amounts due and received by WARF on or before the thirtieth (30th) day following the end of the calendar quarter ending on March 31, June 30, September 30 or December 31 in which such amounts were earned. The balance of any amounts which remain unpaid more than thirty (30) days after they are due to WARF will accrue interest until paid at the rate of the lesser of (****) percent ((****)%) per month or the maximum amount allowed under applicable law. However, in no event will this interest provision be construed as a grant of permission for any payment delays.
(ii)Except as otherwise directed, all amounts owing to WARF under this Agreement will be paid in U.S. dollars. All royalties owing with respect to the Selling Prices are stated in currencies other than U.S. dollars will be converted at the rate shown in the Federal Reserve Noon Valuation - Value of Foreign Currencies on the day preceding the payment. WARF is exempt from paying income taxes under U.S. law. Therefore, all payments due under this Agreement will be made without deduction for taxes, assessments, or other charges of any kind which may be imposed on WARF by any government outside of the United States or any political subdivision of such government with respect to any amounts payable to WARF pursuant to this Agreement. All such taxes, assessments, or other charges will be assumed by Licensee or its sublicensee(s).
(iii)A full accounting showing how any amounts owing to WARF under Section 4B have been calculated will be submitted to WARF on the date of each such payment. Such accounting will be on a per-country and Product line, model or tradename basis and will be summarized on the form shown in Appendix C of this Agreement. In the event no payment is owed to WARF, a statement setting forth that fact will be supplied to WARF.
Section 5.    Certain Warranties.
A.    WARF warrants that it has the right to grant the licenses granted to Licensee in this Agreement. Nothing in this Agreement will, however, be construed as: (i) a warranty or representation by WARF or Licensee as to the validity or scope of any of the Licensed Patents; (ii) a warranty or representation

CDI Stem Cell License 11-00206 (2)

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WARF Agreement #: 11-00206

that anything made, used or transferred under the licenses granted in this Agreement will or will not infringe patents of third parties; (iii) an obligation to furnish any assistance, or know-how not provided in the Licensed Patents or any materials or services other than those specified in this Agreement; or (iv) an obligation to file any patent application or secure or maintain any patent right.
B.EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5A OF THIS AGREEMENT, WARF MAKES NO OTHER REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE MERCHANTIBILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR THE NON-INFRINGEMENT OR USE OF ANY PRODUCT OR SERVICE UNDER THIS AGREEMENT.
C.TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT WILL WARF OR ITS TRUSTEES, DIRECTORS, OFFICERS AND EMPLOYEES (INCLUDING WITHOUT LIMITATION ANY INVENTORS OF THE LICENSED PATENTS) BE LIABLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.
D.Licensee represents and warrants that Products produced under the licenses granted herein shall be manufactured substantially in the United States as required by 35 U.S.C § 204 and applicable regulations of Chapter 37 of the Code of Federal Regulations.
Section 6.    Recordkeeping.
A.Licensee and its sublicensee(s) will keep books and records sufficient to verify the accuracy and completeness of Licensee's and its sublicensee(s)'s accounting referred to above, including without limitation inventory, purchase and invoice records relating to any Products sold under this Agreement. In addition, Licensee will keep books and records sufficient to verify the accuracy and completeness of Licensee's Development Reports. Such documentation may include, but is not limited to, invoices for studies, laboratory notebooks, internal job cost records, and filings made to the Internal Revenue Department to obtain tax credit, if available, for research and development. All such books and records will be preserved for a period not less than six (6) years after they are created during and after the term of this Agreement.
B.Licensee and its sublicensee(s) will take all steps reasonably necessary so that WARF may, within thirty (30) days of its request, review Licensee's and its sublicensee(s)'s books and records to allow WARF to verify the accuracy of Licensee's and its sublicensee(s)'s Development Reports and the payments made by Licensee and its sublicensce(s) to WARF. Such review will be performed no more than annually and by an attorney or registered CPA and scientific expert designated by WARF at WARF's expense upon reasonable notice and during regular business hours.
C.    If a royalty payment deficiency is determined, Licensee and its sublicensee(s), as applicable, will pay the royalty deficiency outstanding within thirty (30) days of receiving written notice thereof, plus interest on outstanding amounts as described in Section 4G(i). If a royalty payment deficiency for a calendar year exceeds the lesser of (****) percent ((****)%) of the royalties paid for that year or (****) dollars ($(****)), then Licensee or its sublicensee(s) will be responsible for paying WARF's out-of-pocket expenses incurred with respect to such review.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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Section 7.    Term and Termination.
A.The term of this license will begin on the Effective Date and continue, with respect to the Licensed Patents, until the expiration of the last to expire Licensed Patents, unless otherwise earlier terminated as provided herein.
B.Licensee may terminate this Agreement at any time by giving at least ninety (90) days written and unambiguous notice of such termination to WARF.
C.WARF may terminate this Agreement by giving Licensee at least ninety (90) days written notice if any one of the milestones in Section 3D(i) of this Agreement are missed.
D.If Licensee at any time (i) defaults in the timely payment of any monies due to WARF or the timely submission to WARF of any report, (ii) fails to actively pursue any Development Plan, or (iii) commits any breach of any other covenant herein contained, and Licensee fails to remedy any such breach or default within (****) after written notice thereof by WARF, or if Licensee or its sublicensee(s) commits any act of bankruptcy, becomes insolvent, is unable to pay its debts as they become due, files a petition under any bankruptcy or insolvency act, or has any such petition filed against it which is not dismissed within (****), or offers any component of the Licensed Patents, Licensed Materials or Reprogrammed iPS Cells to its creditors, WARF may, at its option, terminate this Agreement by giving notice of termination to Licensee.
E.Upon termination of this Agreement, the licenses granted herein will immediately terminate. In the event of termination under Section 7B or 7C, Licensee and its sublicensee(s) will have (****) to cease all activities involving the use of Licensed Materials, Reprogrammed iPS Cells, and Derivative Materials for any purpose, and will destroy all Licensed Materials, Reprogrammed iPS Cells and Derivative Materials in its possession. Licensee and its sublicensee(s) will remain obligated to pay any outstanding amounts owed as of the date of termination and all such amounts will be paid within (****) of termination.
F.For clarity, Sections 5B, 5C, 6, 11, 13, 14, 16, and 18 will survive any termination of this Agreement.
Section 8.    Assignability; Change of Control.
Licensee will notify WARF in writing at least thirty (30) days in advance of any Change of Control Event and, with respect to a transfer to any non-Affiliate, pay to WARF a fee of (****) dollars ($(****)) to allow the transfer of the license granted herein to that non-Affiliate to whom control has been transferred, within thirty (30) days after the occurrence of such event. In the event of any assignment Licensee shall nevertheless remain liable for all of its obligations, and those of any such assignee, to WARF hereunder.
Section 9.    Contest of Validity.
A.Licensee and its sublicensee(s) must provide WARF at least three (3) months prior written notice before filing any action that contests the validity of any Licensed Patent during the term of this Agreement.
B.In the event Licensee or its sublicensee(s) files any action contesting the validity of any Licensed Patent, the filing party will pay a royalty rate of (****) times the royalty rate specified in Section 4B of this Agreement for all Products sold during the pendency of such action. Moreover, should

CDI Stem Cell License 11-00206 (2)

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WARF Agreement #: 11-00206

the outcome of such contest determine that any claim of a Licensed Patent challenged is valid and would be infringed by a Product sold by Licensee (or its sublicensee(s), if such sublicensee filed the action) if not for the license granted by this Agreement, Licensee (or its sublicensee(s), if such sublicensee filed the action) will thereafter, and for the remaining term of this Agreement, pay a royalty rate of (****) times the royalty rate specified in Section 4B of this Agreement.
C.In the event that Licensee or its sublicensee(s) contests the validity of any Licensed Patent during the term of this Agreement, Licensee agrees (and will require its sublicensee(s) to agree) to pay to WARP all royalties due under the Agreement during the period of challenge. For the sake of clarity, such amounts will not be paid into any escrow or other account, but directly to WARP, and will not be refunded.
Section 10.    Enforcement.
WARF intends to protect the Licensed Patents against infringers or otherwise act to eliminate infringement, when, in WARF's sole judgment, such action may be necessary, proper, and justified and makes reasonable business sense considering all factors. In the event that Licensee or its sublicensee(s) believe there is infringement of any Licensed Patent under this Agreement which is to its substantial detriment, Licensee shall provide WARP with notification and reasonable evidence of such infringement.
Section 11.    Indemnification and Insurance.
A.    Licensee and its sublicensee(s) will, at all times during the term of this Agreement and thereafter, indemnify, defend and hold harmless WARF, the Morgridge Institute for Research, the WiCell Research Institute, and the University of Wisconsin (the "University"), and their respective trustees, directors, officers, shareholders and employees (including without limitation any inventors of the Licensed Patents) (each, an "Indemnitee") against all liabilities, demands, damages, settlements, suits, claims, proceedings, costs and expenses, including legal expenses and reasonable attorneys fees, arising out of or relating to the death of or injury to any person or persons or any damage to property, due to the sale, marketing, use, or manufacture of Products, Licensed Materials, and Reprogrammed iPS Cells, or any Derivative Materials or Developments. WARF at all times reserves the right to select and retain counsel of its own to defend WARF's interests in any such proceeding.
B.    Licensee warrants, and will have its sublicensee(s) warrant, that it now maintains and will continue to maintain liability insurance coverage reasonably appropriate to the risk involved in use, sale, marketing, and manufacture of Products, the Licensed Materials, Reprogrammed iPS Cells, and any Derivative Materials or Developments, under this Agreement, and that such insurance coverage is sufficient to cover WARF and the inventors of the Licensed Patents and Licensed Materials and Reprogrammed iPS Cells as additional insureds. Upon WARF's request, Licensee and its sublicensee(s), if applicable, will present evidence to WARF that such coverage is being maintained.
Section 12.    Use of Names.
Neither party shall use the other's name, the name of any inventor of the Licensed Patents, or the name of WARF or the University of Wisconsin in any other form of publicity without the prior written approval of the entity or person whose name is being used, except where a disclosure is required by any applicable law or the rules of any securities exchange. Notwithstanding the foregoing, WARF shall have the right to disclose to existing and potential licensees the fact that WARF has entered into this Agreement with Licensee.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

Section 13.    Confidentiality.
A.    The parties hereto agree to keep any information identified as confidential by the disclosing party confidential using methods at least as stringent as each party uses to protect its own confidential information. "Confidential Information" will include the terms of this Agreement, Licensee's Development Plan and Development Reports, Royalty Reports and forecasts, sublicenses, the Licensed Patents and all information concerning them and any other information marked confidential or accompanied by correspondence indicating such information is exchanged in confidence between the parties. Except as may be authorized in advance in writing by WARF, Licensee will only grant access to WARF's Confidential Information to its sublicensee(s) and those employees of Licensee and its sublicensee(s) involved in research relating to the Licensed Patents. Licensee will require its sublicensee(s) and all such employees to be bound by terms of confidentiality no less restrictive than those set forth in this Section 13. Licensee and its sublicensee(s) will not use any Confidential Information to WARF's detriment, including, but not limited to, claiming priority to the Licensed Patents in any patent prosecution. The confidentiality and use obligations set forth above apply to all or any part of the Confidential Information disclosed hereunder except to the extent that:
(i)    the receiving party can show by written record that it possessed the information prior to its receipt from the other party;
(ii)    the information was already available to the public or became so through no fault of the receiving party;
(iii)    the information is subsequently disclosed to the receiving party by a third party that has the right to disclose it free of any obligations of confidentiality;
(iv)    the information is required by law, rule, regulation or judicial process to be disclosed; or
(v)    (****) years have elapsed from the expiration of this Agreement.
B.Nothing contained in this Section 13 will be construed to limit or preclude WARF from negotiating or entering into any agreements with third parties under terms and conditions similar to that set forth in this Agreement.
C.Notwithstanding the provisions of Section 13A:
(i)each of WARF and Licensee may disclose the fact that it has signed this Agreement; and
(ii)WARF may disclose its general licensing practices and standard terms and conditions to existing or potential licensees.
Section 14.    United States Government Interests.
It is understood that if the United States Government (through any of its agencies or otherwise) has funded research, during the course of or under which any of the inventions of the Licensed Patents were conceived or made, the United States Government is entitled, as a right, under the provisions of 35 U.S.C. § 200-212 and applicable regulations of Chapter 37 of the Code of Federal Regulations, to a non-exclusive, nontransferable, irrevocable, paid-up license to practice or have practiced the inventions of the Licensed

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

Patents for governmental purposes. Any license granted under this Agreement to Licensee or any of its sublicensee(s) will be subject to such right.
Section 15.    Patent Marking.
Licensee will mark, and will cause its sublicensee(s) to mark, all service agreements, Products or product packaging with the appropriate patent number reference in compliance with the requirements of the laws of the United States of America, including specifically, 35 U.S.C. § 287.
Section 16.    Miscellaneous.
A.    This Agreement will be governed by and construed in all respects in accordance with the laws of the State of Wisconsin, without reference to its conflicts of laws principles.
B.The parties hereto are independent contractors and not joint venturers or partners.
C.If the enforcement of any provisions of this Agreement are or will come into conflict with the laws or regulations of any jurisdiction or any governmental entity having jurisdiction over the parties or this Agreement, those provisions will be deemed automatically deleted, if such deletion is allowed by relevant law, and the remaining terms and conditions of this Agreement will remain in full force and effect. If such a deletion is not so allowed or if such a deletion leaves terms thereby made clearly illogical or inappropriate in effect, the parties agree to substitute new terms as similar in effect to the present terms of this Agreement as may be allowed under the applicable laws and regulations.
D.WARF and Licensee have each been represented by counsel who participated in the preparation of this Agreement. This Agreement reflects a negotiated compromise between the parties. Neither party will be considered to be the drafter of this Agreement or any of its provisions for the purpose of any statute, case law or rule of interpretation or construction that would or might cause any provision to be construed against the drafter of this Agreement. The Section headings contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.
E.This Agreement is not intended to be for the benefit of and will not be enforceable by any third party.
F.Licensee acknowledges and agrees that damages may not be an adequate remedy in the event of a breach of this Agreement by Licensee. Licensee therefore agrees that WARF will be entitled to seek immediate and permanent injunctive relief from a court of competent jurisdiction in addition to any other rights or remedies otherwise available to WARF.
G.Waiver by either party of a single breach or default, or a succession of breaches or defaults, will not deprive such party of any right to terminate this Agreement in the event of any subsequent breach or default.
Section 17.    Notices.
Any notice required to be given pursuant to the provisions of this Agreement will be in writing and will be deemed to have been given at the earlier of the time when actually received as a consequence of any effective method of delivery, including but not limited to hand delivery, transmission by telecopier, or delivery by a professional courier service or the time when sent by certified or registered mail addressed to the party

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

for whom intended at the address below or at such changed address as the party will have specified by written notice, provided that any notice of change of address will be effective only upon actual receipt.

(a)	Wisconsin Alumni Research Foundation
Attn: Contracts Manager
614 Walnut Street
Madison, Wisconsin 53726

(b)	Cellular Dynamics International Inc.
525 Science Dr.
Madison, WI 53711
Attn: President
With a copy to:
Anna Geyso, Esq.
Godfrey & Kahn
780 N. Water St.
Milwaukee, WI, 53202
Section 18.    Integration.
This Agreement constitutes the full understanding between the parties with reference to the subject matter hereof, and no statements or agreements by or between the parties, whether orally or in writing, except as provided for elsewhere in this Section 18, made prior to or at the signing hereof, will vary or modify the written terms of this Agreement. In particular, the following prior agreements between the parties, i.e., the Industry Research Products License with Licensee effective November 22, 2006, i.e., Agreement No. 05-W272; an Exclusive and Nonexclusive License Agreement with iPS Cells, Inc. effective June 27, 2008, i.e., Agreement No. 08-0380; a Commercial Products License with Stem Cell Products, Inc. effective December 21, 2007, i.e., Agreement No. 08-0104A; and a Biomaterials License Agreement — Unpatented Materials, Agreement with Licensee effective November 22, 2006, i.e., Agreement No. 05-0369 ("Prior Agreements") are all hereby terminated, with all consideration received to date being kept by WARF, with Licensee assuming all outstanding and surviving (e.g., liability) obligations under the Prior Agreements, and with all licenses common between the Prior Agreements and this Agreement being maintained in continuous effect. All materials associated with or covered by Agreement No. 05-0369 shall be destroyed by Licensee within ninety (90) days of the Effective Date of this Agreement. For clarity, all agreements between Licensee and WARF not specifically identified above will remain in full force and effect, e.g., Equity Agreement dated November 22, 2006, i.e., Agreement No. 05-W200, and Amended and Restated Equity Agreement, i.e., Agreement Nos. 08-0103A and 08-0462. Neither party will claim any amendment, modification, or release from any provisions of this Agreement by mutual agreement, acknowledgment, or otherwise, unless such mutual agreement is in writing, signed by both parties, and specifically states that it is an amendment to this Agreement.
Section 19.    Authority.
The persons signing on behalf of WARF and Licensee hereby warrant and represent that they have authority to execute this Agreement on behalf of the party for whom they have signed.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION ("WARF")

By:	/s/ Leigh Cagan	Date: June 11, 2012
Leigh Cagan, Chief Technology Commercialization Officer

CELLULAR DYNAMICS INTERNATIONAL, INC. (“LICENSEE”)

By:	/s/ David Snyder	Date: June 7, 2012
David Synder, CFO

WARF Ref.: Thomson - P96014US
Approved as to Form
NB

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

APPENDIX A
A."Affiliate" and "Affiliates" means any entity controlled by or under common control of Licensee. As used herein, "control" will refer to and mean ownership of greater than fifty percent (>50%) or more of the outstanding voting equity of an entity.
B."Change of Control Event" means (i) the sale or disposition of all or substantially all the assets of the Licensee or its direct or indirect parent corporation; (ii) the reorganization, merger, consolidation, or similar transaction involving the Licensee or its direct or indirect parent corporation which results in the voting securities of such entity outstanding immediately prior to that transaction ceasing to represent at least 50% of the combined voting power of the surviving entity immediately after such transaction; (iii) the acquisition in one or more transactions by any "person", as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with any of such person's "affiliates" or "associates", as such terms are used in the Exchange Act, of 40% or more of the outstanding shares of the voting capital stock of the Licensee or its direct or indirect parent corporation (excluding any employee benefit plan or related trust sponsored or maintained by that entity); or (iv) any event or series of events in which the individuals who are the directors of the Licensee or its direct or indirect parent corporation as of the effective date of this Agreement ("Incumbent Directors") cease for any reason to constitute at least fifty percent (50%) of the board of directors of that entity; provided, however, that if any new director is approved by a vote of at least fifty percent (50%) of the Incumbent Directors, such new director will be considered an Incumbent Director.
C."Date of First Commercial Sale" means the date when cumulative sales to the retail market of each (1) Research Product incorporating each of the patents listed on Appendices B-1 and B-3 exceeds $(****), and (2) Therapeutic Product incorporating each of the patent(s) listed on Appendix B-3, B-2 and B-4 meets the respective milestone set forth in 3D(i)(b), (d) and (f).
D."Licensed Materials Derivative Materials" means any compositions or materials derived from the use of the Licensed Materials, or produced by the use of the Licensed Materials, or which incorporate wholly or partially the Licensed Materials, including without limitation, fully or partially differentiated cells or cell lines derived from the Licensed Materials.
E."Reprogrammed iPS Cell Derivative Materials" means any compositions or materials derived from the use of Reprogrammed iPS Cells, or produced by the use of Reprogrammed iPS Cells, or which incorporate wholly or partially Reprogrammed iPS Cells, including without limitation, fully or partially differentiated cells or cell lines derived from Reprogrammed iPS Cells.
F."Derivative Materials" means the Licensed Materials Derivative Materials and Reprogrammed iPS Cell Derivative Materials, collectively.
G."Development" and "Developments" means (i) Derivative Materials; (ii) any inventions, discoveries or developments, whether patentable, that are conceived of, reduced to practice, discovered, tested or developed through the use of the inventions of the Licensed Patents, Licensed Materials, Reprogrammed iPS Cells or Derivative Materials; and (iii) any compositions, products or other materials in which the Licensed Materials, Reprogrammed iPS Cells or Derivative Materials were used in any way in their discovery or testing.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

H.    "Development Report" means the written report of Licensee's (or its sublicensee(s)') progress under the Development Plan, or since the previously submitted Development Report, as provided under Section 3 having at least the information specified on Appendix D of this Agreement.
I.    "Diagnostic Products" means products or services that (i) are used in the diagnosis, prognosis, screening or detection of disease in humans, and (ii) which employ, or are in any way produced or manufactured by, or discovered, identified, developed or otherwise arise out of any research involving, the practice or use of the inventions of the Licensed Patents other than the Licensed Patents listed in B-3, or that would otherwise constitute infringement of any claims of the Licensed Patents other than the Licensed Patents listed in B-3. Diagnostic Products does not include B-3 Diagnostic Products.
J."B-3 Diagnostic Products" means products or services that (i) are used in the diagnosis, prognosis, screening or detection of disease in humans, and (ii) which employ, or are in any way produced or manufactured by, or discovered, identified, developed or otherwise arise out of any research involving, the practice or use of the inventions of the Licensed Patents listed in B-3, or that would otherwise constitute infringement of any claims of the Licensed Patents listed in B-3. B-3 Diagnostic Products does not include Diagnostic Products.
K."Internal Research" means research conducted internally at Licensee's premises solely by Licensee, and specifically excludes any activities involving: (1) the manufacture or commercialization of Products; (2) the providing of services to or conducting research for the benefit of third parties using Licensed Materials and/or Reprogrammed iPS Cells, or any Derivative Materials; or (3) the performance of human clinical trials or any development work subsequent to the commencement of clinical trials.
L."B-1 Licensed Field and B-5 Licensed Field" means the field of Research Products developed from and/or incorporating the Licensed Materials or Licensed Material Derivative Materials.
M."B-2 Licensed Field" means the field of Therapeutic Products developed from and/or incorporating (****) or Reprogrammed iPS Cell Derivative Materials.
N."B-3 Licensed Field" means the field of Products developed from and/or incorporating the Reprogrammed iPS Cells or Reprogrammed iPS Cell Derivative Materials.
O.    "B-4 Licensed Field" means the field of Therapeutic Products developed from and/or incorporating (****) cells or Reprogrammed iPS Cell Derivative Materials.
P.    "Licensed Materials" means primate (including human) embryonic stem cells covered by the Licensed Patents listed in B-1, B-2, B-4 and B-5 which meet the following conditions:

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

(i)For embryonic stem cells created prior to April 26, 2005, the embryonic stem cell must be either: (1) listed on the NIH Human Embryonic Stem Cell Registry at http://escr.nih.gov; or (2) derived from excess embryos created for the purpose of in vitro fertilization with appropriate consent of the donor couple and not for the purpose of creating embryonic stem cells; or (3) derived from embryos created specifically for research purposes either by in vitro fertilization or by somatic cell nuclear transfer, for which the following additional conditions apply: (a) the embryo may not have been maintained in vitro for more than 14 days; (b) the gamete donor(s) and somatic cell donor (if any) made the donation without payment beyond reimbursement for reasonable expenses associated with donation; (c) in the case of egg donation, the donor was fully informed of the risks to herself; (d) the gamete donor(s) and somatic cell donor (if any) were fully informed of the purposes to which their donated materials would be put; (e) the research could not be done equally well using surplus IVF embryos originally created for reproductive purposes; (f) the research protocol, including gamete collection, somatic cell collection, embryo management and stem cell derivation is approved by an appropriate Institutional Review Board; and (g) protections are in place to prevent misappropriation of embryos created specifically for research.
(ii)For embryonic stem cells created from embryos created after April 26, 2005, the embryonic stem cells must be derived from embryos and under conditions in compliance with the "Guidelines for Human Embryonic Stem Cell Research" established by the National Research Council Institute of Medicine of the National Academies (the "NAS Guidelines").
(iii)For embryonic stem cells created after April 26, 2005 from embryos generated prior to April 26, 2005, and which do not meet the NAS Guidelines, the embryonic stern cells must meet one of the conditions set forth in paragraph (i) above and be created using protocols substantially in compliance with the requirements of the NAS Guidelines.
Q."Licensed Patents" means those patents and patent applications listed on Appendix B-1, B-2, B-3, B-4 and B-5, attached hereto, and all foreign equivalents owned by or licensed to WARF, to the extent Licensee reimburses WARF for such patents and patent applications and foreign equivalents as outlined in Section 4E(i) and (iii).
R."Non-Commercial Research Purposes" means use of the technology for internal academic research purposes or other internal not-for-profit or scholarly purposes not involving the use of the technology to perform services for a fee or for the production or manufacture of products for sale to third parties.
S."Products" means any Research Products, B-3 Diagnostic Products and Therapeutic Products, collectively.
T."Reprogrammed iPS Cells" means cells obtained or created by changing the state of a cell to a state of pluripotency using methods or materials that would otherwise constitute infringement of any of the claims of the Licensed Patents.
U."Research Products" means products or services (i) that are used as research tools, including in drug discovery and development; and (ii) which employ, or are in any way produced or manufactured by, or discovered, identified, developed or otherwise arise out of any research involving, the practice or use of the inventions of the Licensed Patents, the Licensed Materials and/or Reprogrammed iPS Cells, or that would otherwise constitute infringement of any claims of the Licensed Patents.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

V."Selling Price" means (a) in the case where Licensee transacts a sale with an end user (including an end user that is an Affiliate), the invoice price to the end user of Products (regardless of uncollectible accounts) less any shipping costs, allowances because of returned Products, or sales taxes; and (b) in the case where Licensee transacts a sale with a third party or an Affiliate for the purposes of enabling the third party or Affiliate to directly or indirectly resell or distribute Products and where Licensee does not have the ability to know the price an end user pays to third party or Affiliate, the average invoice price to the end user of that type of Product during the applicable calendar quarter (regardless of uncollectible accounts) less any shipping costs, allowances because of returned Products, or sales taxes; and (c) in the case where Licensee transacts a sale with a third party or an Affiliate for the purposes of enabling the third party or Affiliate to directly or indirectly resell or distribute Products and where Licensee does have the ability to know the price an end user pays to third party or Affiliate, the invoice price to the end user of Products (regardless of uncollectible accounts) less any shipping costs, allowances because of returned Products, or sales taxes. The "Selling Price" for a Product that is transferred to a third party without charge or at a discount, e.g., for promotional purposes, will be the average invoice price to the end user of that type of Product during the applicable calendar quarter.
W."Therapeutic Products" means products or services that both (i) are used in the treatment of disease in humans, and (ii) which employ, or are in any way produced or manufactured by, or discovered, identified, developed or otherwise arise out of any research involving, the practice or use of the inventions of the Licensed Patents listed in B-2, B-3, B-4, or Reprogrammed iPS cells, or that would otherwise constitute infringement of any claims of the Licensed Patents listed in B2, B-3, or B-4.

CDI Stem Cell License 11-00206 (2)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

APPENDIX B-1
LICENSED PATENTS OF B-1

REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER
(****)2

______________________________
2 Redacted table of confidential information related to patent(s).

CDI Stem Cell License 11-00206 (2)
1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

APPENDIX B-2
LICENSED PATENTS OF B-2

REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER

(****)[3]
(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

______________________________
3 Redacted table of confidential information related to patent(s).

CDI Stem Cell License 11-00206 (2)
1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

APPENDIX B-3

REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER

LICENSED PATENTS OF B-3A
(****)4

P09113US02	UNITED STATES	12/605220	10/23/09
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)

______________________________
4 Redacted table of confidential information related to patent(s).

CDI Stem Cell License 11-00206 (2)
B-3-i

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

LICENSED PATENTS OF B-3B
(****)5

P09113US02	UNITED STATES	12/605220	10/23/2009
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)

______________________________
5 Redacted table of confidential information related to patent(s).

CDI Stem Cell License 11-00206 (2)
B-3-ii

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

APPENDIX B-4
LICENSED PATENTS OF B-4

REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER
(****)6

(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

______________________________
6 Redacted table of confidential information related to patent(s).

CDI Stem Cell License 11-00206 (2)
1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

APPENDIX B-5
LICENSED PATENTS OF B-5

REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER

(****)7

(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

______________________________
7 Redacted table of confidential information related to patent(s).

CDI Stem Cell License 11-00206 (2)
B-5-i

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

WARF Agreement #: 11-00206

REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER
(****)8

(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

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8 Redacted table of confidential information related to patent(s).

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REFERENCE		APPLICATION	FILING	PATENT
NUMBER	COUNTRY	SERIAL NUMBER	DATE	NUMBER
(****)9

(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)

(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

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9 Redacted table of confidential information related to patent(s).

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WARF Agreement #: 11-00206

APPENDIX C
WARF ROYALTY REPORT
Licensee:
Inventor:     WARF Ref. #: P
Period Covered:    From:
Prepared By:
Approved By: Date:
If license covers several major Product lines, please prepare a separate report for each line, and combine all Product lines into a summary report.
Report Type:     0 Single Product Line Report:
0 Multiproduct Summary Report: Page 1 of Pages
0 Product Line Detail. Line: Tradename:
Page:
Report Currency: LI U. S. Dollars U Other

Country	Gross Sales	* Less: Allowances	Net Sales	Royalty Rate	Period Royalty Amount
					This Year	Last Year
U.S.A.
Canada
Europe:

Japan
Other:

-

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WARF Agreement #: 11-00206

TOTAL:

Total Royalty:      Conversion Rate:      Royalty in U.S. Dollars: $
The following royalty forecast is non-binding and for WARF's internal planning purposes only:
Royalty Forecast Under This Agreement: Next Quarter: ____________ Q2: ___________
Q3: ___________ Q4: ___________

* On a separate page, please indicate the reasons for returns or other adjustments if significant.
Also note any unusual occurrences that affected royalty amounts during this period.
To assist WARF's forecasting, please comment on any significant expected trends in sales volume.

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WARF Agreement #: 11-00206

APPENDIX D
DEVELOPMENT REPORT
A.    Date development plan initiated and time period covered by this report.
B.    Development Report (4-8 paragraphs).
1.Activities completed since last report including the object and parameters of the development, when initiated, when completed and the results.
2.Activities currently under investigation, i.e., ongoing activities including object and parameters of such activities, when initiated, and projected date of completion.
C.    Future Development Activities (4-8 paragraphs).
I.    Activities to be undertaken before next report including, but not limited to, the type and object of any studies conducted and their projected starting and completion dates.
2.    Estimated total development time remaining before a Product will be commercialized.
D.    Changes to initial development plan (2-4 paragraphs).
1.Reasons for change.
2.Variables that may cause additional changes.
E.    Items to be provided if applicable:
1.    Information relating to Product that has become publicly available, e.g., published articles, competing products, patents, etc.
2.    Development work being performed by third parties other than Licensee to include name of third party, reasons for use of third party, planned future uses of third parties including reasons why and type of work.
3.    Update of competitive information trends in industry, government compliance (if applicable) and market plan.

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WARF Agreement #: 11-00206

PLEASE SEND DEVELOPMENT REPORTS TO:
Wisconsin Alumni Research Foundation Attn.: Contract Manager
614 Walnut Street
P.O. Box 7365
Madison, WI 53707-7365
WARF Agreement #: 11-00206

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WARF Agreement #: 11-00206

APPENDIX E
DEVELOPMENT PLAN
(To be provided by Licensee prior to execution)
Development Reports for
Cellular Dynamics International, Inc.
For
WARF

I.	Section 3.B.a — for a Research Product in the (****) Lineage
CDI has developed a robust and scalable system for differentiation into the(****) lineage. CDI has already begun an effort to develop a commercial product in cells of this lineage and the plan is to continue this effort. CDI has developed and filed patent applications on its own differentiation method into the (****) lineages and continues to develop those methods.

For (****) cells in general, CDI is exploring the use of the cells for toxicity testing in the (****) lineage in collaboration with (****), a company exclusively focused on blood toxicity and currently using (****) progenitors from human donors.

CDI is currently making batches of (****) progenitors for testing by a major pharmaceutical company for use in their toxicology program.

For other cells in the (****) lineage, CDI has adopted an opportunistic strategy searching for a customer or customers who are willing in evidencing interest in purchasing particular cell types and/or participating in co-development of cells of any of the (****) lineages. CDI has made, and is making (****) cells, (****) cells, (****) cells, and(****) and supplying those cells to potential partners as a step in stimulating commercial interest in an of those cells types as research tools.

II.	Section 3.B.b — for a Research Product in the (****) Lineage
This commercialization effort is described in Section 3.B.a above. (****).

III.	Section 3.B.c — for a Therapeutic Product in the (****) Lineage
CDI continues to explore commercialization of cells in this lineage by (****). CDI has made (****) in its laboratories and has explored scale up methods and hurdles. (****).

IV.	Section 3.B.d — (****)
(****).
(****). [One page of information has been redacted.]

V.	Section 3.B.e — for a Research Products from an episomal iPS Cell
To move all of CDI's products from virally created ips lines to episomally created ips lines is already an announced company objective. Since all of the products CD1 has formally introduced so far are made

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from the same parental virally reprogrammed ips line, the first step toward achieving this transition was to create candidate episomal lines to pick a standard or "workhorse" line to support all the current and many of the future products. (****). It is expected that the standard line will be selected by June 2012. Once selected, the line will be engineered to serve as staring material for the various CDI products.
It is expected that the episomal research ips products (called 2.0 products at CDI) will be ready for introduction into the marketplace in 2013.
To date, we have performed many separate homologous recombination experiments to select the background and reporter lines for the new 2.0 products, and analyzed hundreds of clones. We have also already picked a 2.0 line: 2.038 to go forward with, and are reengineering everything in this line. Also, we delivered one of these 2.0 lines to the NIH for them to use as a standard line (2.037). That line has now been submitted to public repository at Rutgers, and into the NIH public bank. Several investigators are now using it.

VI.	Section 3.B.f — for a (****) product

(****).

9265582_1

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